                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     SCIENTIFIC TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              [LOGO APPEARS HERE]

                      SCIENTIFIC TECHNOLOGIES INCORPORATED
                             6550 DUMBARTON CIRCLE
                           FREMONT, CALIFORNIA  94555
                                 (510) 608-3400
                                 ______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 22, 1997
                                 ______________

     To the Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED:

     The Annual Meeting of Shareholders of SCIENTIFIC TECHNOLOGIES INCORPORATED (the "Company") will be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 22, 1997 at 4:00 p.m., for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on April 7, 1997 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. If you do not expect to attend in person, please promptly mark, date, sign, and return the enclosed proxy.



James A. Lazzara
Secretary

April 22, 1997

                              [LOGO APPEARS HERE]

                      SCIENTIFIC TECHNOLOGIES INCORPORATED
                             6550 DUMBARTON CIRCLE
                           FREMONT, CALIFORNIA  94555
                                 (510) 608-3400

                                 ______________

                                PROXY STATEMENT
                                 ______________

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1997
                                 ______________


                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Scientific Technologies Incorporated (the "Company") to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 6550 Dumbarton Circle, Fremont, California, on Thursday, May 22, 1997, at 4:00 p.m., and at any adjournment thereof. This proxy statement and the accompanying proxy and annual report are being first mailed to holders of Scientific Technologies Incorporated's Common Stock on or about April 22, 1997.

                       RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of the Company's common stock (the "Common Stock") at the close of business on April 7, 1997 will be entitled to notice of, and to vote at the Annual Meeting. On that date, 9,607,758 shares of common stock were issued and outstanding.

                            REVOCABILITY OF PROXIES

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares.

                                     QUORUM

     A quorum for the Annual Meeting will consist of the holders, present in person or represented by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

                                     VOTING

     All shares represented by proxies will be voted in accordance with shareholder directions. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the Board of Directors recommendations. The Company is not aware, as of the date thereof, of any matters to be voted on at the Annual Meeting other than as stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed Proxy gives discretionary authority to the persons named therein to vote the shares in their best judgment.

     Each share of Common Stock outstanding on April 7, 1997 will be entitled to one vote at the Annual Meeting. Under applicable law and the Company's restated Articles of Incorporation and Restated Bylaws, if a quorum exists at the Annual
Meeting: (I) the six nominees for election of directors who receive the greatest number of votes cast for the election of directors by the shares present in person or by proxy and entitled to vote shall be elected directors and (ii) the proposal to ratify the selection of Price Waterhouse LLP, as independent auditors of the Company will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it. An abstention with respect to the election of directors will not be counted in either in favor of or against the nominees. In addition, abstentions will have no effect on the other proposal presented for shareholder approval as they will neither count as votes for or votes against such proposal.

     Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Certain proposals other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of such proposals other than to reduce the number of favorable votes necessary to approve the proposal. Brokers do not have discretion to vote on Proposal 2; accordingly, there will be no broker non-votes on this proposal.

                              COST OF SOLICITATION

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail; provided, however, that, if necessary, officers and regular employees of the Company may make solicitations of proxies personally or by telephone or telegram, but such persons will not be specially compensated for such services. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     Only shareholders of record at the close of business on April 7, 1997 (the "Record Date") will be entitled to vote at the 1996 Annual Meeting. On that date, there were 9,607,758 shares of Common Stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of stock entitled to vote at the meeting, including for the election of Directors.

     The following table indicates the number of shares of Common Stock owned beneficially as of April 7, 1997 by each person known to the Company to own more than 5% of the Company's outstanding Common Stock and all Officers and Directors as a group.

The address of the individuals named is the address of the Company.


                                                Amount and Nature of        Percent
Title of Class       Name of Beneficial Owner   Beneficial Ownership(1)    of Class
-----------------------------------------------------------------------------------
Common $.001 Par     Anthony R. Lazzara         5,513,336 Indirect(1)       57(1)

Common $.001 Par     Joseph J. Lazzara            818,322 Indirect(1)        9(1)

Common $.001 Par     James A. Lazzara             897,872 Indirect(1)        9(1)

Common $.001 Par     James A. Ashford             704,343 Indirect(1)        7(1)

Common $.001 Par    All Officers and            7,933,873 Indirect(1)       84(1)
                    Directors as a Group           26,429 Direct(2)         --(2)

(1) Scientific Technology Incorporated, (the "Parent") was the stockholder of record of 8,346,228 shares (87%) of the Company as of April 7, 1997. At April 7, 1997, the shareholders of the Parent were as follows: Anthony R. Lazzara-66%; Joseph J. Lazzara-10%; James A. Lazzara-11%; James A. Ashford-8%; other members of the Lazzara family-5%. As a result of such share holdings, the individuals named in the table may be deemed to indirectly own the number and percentage of shares set forth opposite their names.

(2) Includes shares subject to options held by Messrs. Frei, Ploshay and Faria.


                        DIRECTORS AND EXECUTIVE OFFICERS

                             DIRECTORS AND NOMINEES

     At the Annual Meeting, six Directors are to be elected. Each elected Director will serve until the 1998 Annual Meeting or until his respective successor has been elected and qualified.

     In the absence of instructions to the contrary, the shares represented by a proxy delivered to the Board of Directors will be voted for the six nominees named below. All nominees are anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The following nominees are all presently members of the Board of Directors. The address of each nominee is the address of the Company.

                                                            Held Position
Name                             Position With Company      Since             Age
----------------------------------------------------------------------------------
Anthony R. Lazzara              Chairman of the Board     September 1984       66

Joseph J. Lazzara               Director,                 September 1984       45
                                President,                June 1989
                                Chief Executive Officer   June 1993
                                and Treasurer             September 1984

James A. Lazzara                Director and Secretary    September 1984       40
                                Senior Vice-President     June 1989

James A. Ashford                Director                  September 1988       45
                                Vice-President            June 1989
                                Operations

Carl H. Frei                    Director                  September 1988       63

Bernard J. Ploshay              Director                  September 1988       75

                        BUSINESS EXPERIENCE OF DIRECTORS

     Anthony R. Lazzara has been Chairman of the Board of the Company since September 20, 1984. He also served as the Company's Chief Executive Officer from September 20, 1984 to June 17, 1993, and President from September 20, 1984 until June 22, 1989. He is the founder and principal shareholder of Scientific Technology Incorporated (the "Parent"), and has been its Chairman of the Board and President since 1971. He received an LLB degree and an honorary Juris Doctor degree from DePaul University.

     Joseph J. Lazzara has been Chief Executive Officer of the Company since June 17, 1993, President since June 22, 1989, and Treasurer and a Director of the Company since September 21, 1984. He served as Vice President of the Company from September 21, 1984 until June 22, 1989. He also has served as Treasurer and a Director of the Parent since August 1981. Prior to 1981 he was employed by Hewlett-Packard in Process and Engineering Management. Mr. Lazzara received a Bachelor of Science degree in Engineering from Purdue University and a Masters in Business Administration from Santa Clara University. He is a son of Anthony
R. Lazzara.

     James A. Lazzara has been the Senior Vice President of the Company since June 22, 1989, and has been the Secretary and a Director of the Company since September 21, 1984. He served as Vice President of the Company from 1987 to June 22, 1989. He is the Secretary, Vice President and a Director of the Parent, having joined the Company in November 1979. Mr. Lazzara received a Bachelor of Science degree from California Polytechnic State University. He is a son of Anthony R. Lazzara.

     James A. Ashford has been the Vice President of Operations of the Company since June 22, 1989 and has been a Director of the Company since September 27, 1988. He has also served as Vice President and General Manager of the Optical Sensor and Datricon Divisions since March of 1986. From 1980 to March 1986, Mr. Ashford was employed by Smith-Kline Beckman, most recently as Marketing Administration Manager and, prior to that, as Materials Manager. He was awarded a Bachelor of Science degree by San Diego State University. He is a son-in-law of Anthony R. Lazzara.

     Carl H. Frei has been a Director of the Company since September 27, 1988. From 1970 to March 1989 he was employed by Sonoco Fibre Drum Co. as Regional General Manager, at which time he retired. He is presently employed as a sales executive by Greif Bros. Corporation.

     Bernard J. Ploshay has been a Director of the Company since September 27, 1988. He has been retired since 1981. From 1973 to 1981 Mr. Ploshay was employed by the Parent as Vice President of Manufacturing.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1996 there were four meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors. The Board of Directors has three committees: the Audit Committee, the Executive Committee and the Compensation Committee.

     The Audit Committee, comprised of Directors Bernard L. Ploshay and Carl H. Frei, is authorized to conduct appropriate reviews of all related-party transactions and report to the Board their findings of any potential conflict of interests of the Company and related parties; review the independent audits of the financial condition of the Company for the purpose of recommending changes in accounting procedures and practices; and conduct appropriate reviews and audits as ordered or directed by the Board of Directors and such other activities or reviews as are designated by the Board. The Audit Committee held one meeting in 1996.

     The Compensation Committee, comprised of Directors Anthony R. Lazzara, Bernard J. Ploshay, and Carl H. Frei, is authorized to recommend the amount and nature of compensation to be paid to the Company's officers and directors and to recommend stock options to be granted to Company employees and consultants to the Board of Directors. There was one meeting of the Compensation Committee in 1996.

     The Executive Committee, comprised of Directors Anthony R. Lazzara, Joseph
J. Lazzara, James A. Lazzara and James Ashford, is authorized to represent and act on behalf of the full Board of Directors in all business matters except: amending the articles of incorporation; adopting a plan of merger or consolidation; recommending to the shareholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all the property and assets of the corporation otherwise than in the usual and regular course of its business; recommending to the stockholders a voluntary dissolution of the corporation or a revocation thereof; amending the by-laws of the corporation; or taking any other action prohibited by the Oregon Business Corporation Act. The Executive Committee held one meeting in 1996.

                           COMPENSATION OF DIRECTORS

     Members of the Board who are not also officers or employees of the Company are paid a fee of $750 per meeting for services as director. Directors receive no additional compensation for committee participation or attendance at committee meetings.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                                   NOMINEES.

                       EXECUTIVE OFFICERS OF THE COMPANY

                                                                       Term as          Held
Name                               Position With Company               Director    Position Since   Age
----------------------   ------------------------------------------   ----------   --------------   ---
Anthony R. Lazzara       Chairman of the Board                        One Year     September 1984    66

Joseph J. Lazzara        Director,                                    One Year     September 1984    45
                         President,                                                June 1989
                         Chief Executive Officer                                   June 1993
                         and Treasurer                                             September 1984

James A. Lazzara         Director and Secretary                       One Year     September 1984    40
                         Senior Vice-President                                     June 1989

James A. Ashford         Director                                     One Year     September 1988    45
                         Vice-President Operations                                 June 1989

Carl H. Frei             Director                                     One Year     September 1988    63

Bernard J. Ploshay       Director                                     One Year     September 1988    75

Frank Webster            Vice-President, Engineering                               March 1991        53

Richard O. Faria         Vice-President, Finance and Administration                March 1991        57

     Each officer named above is expected to be reappointed at the Board of Directors Meeting to be held on May 22, 1997, following the Annual Meeting.

     For the biographical summary of Anthony R. Lazzara , Joseph J. Lazzara, James A. Lazzara and James A. Ashford, see "Election of Directors."

     Frank Webster joined the Parent as Corporate Engineering Manager in 1985. He has been the Parent's Vice President of Engineering since 1986. On March 22, 1991, he was elected an executive officer of the Company. He has a Bachelor of Science degree in Engineering, and a Masters of Science in Computer Science, both from the University of California at Los Angeles.

     Richard O. Faria joined the Parent as Corporate Controller in April 1987. He has been the Controller of the Parent since that time. He was elected an executive officer of the Company on March 22, 1991. Prior to 1987, Mr. Faria was Corporate Controller of Kevex Corporation, an analytical instrument manufacturer, for seven years. He holds a Bachelor of Arts degree in Business Administration from Golden Gate University.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE


                                     Annual Compensation                         Long-term Compensation
                                ----------------------------                ------------------------------
                                            Bonus     Bonus       Other      Rest-    Securities
                                            Paid      Paid        Annual     ricted   Underlying
Name and                                    by        by          Compen-    Stock     Options/      LTIP
Principal Position     Year      Salary     Company   Parent      sation     Awards      SAR        Payouts
------------------     ----     -------     -------   -------     ------     ------    --------     -------
Anthony R Lazzara      1996     $434,204     None     $50,000       None       None      None         None
Chairman               1995     $389,444     None     $50,000       None       None      None         None
                       1994     $288,340     None     $45,000       None       None      None         None

Joseph J. Lazzara      1996     $209,231     None     $50,000       None       None      None         None
President, CEO         1995     $186,735     None     $50,000       None       None      None         None
                       1994     $158,323     None     $45,000       None       None      None         None

James A. Lazzara       1996     $233,153     None     $50,000       None       None      None         None
Senior                 1995     $202,310     None     $50,000       None       None      None         None
Vice-President         1994     $170,899     None     $45,000       None       None      None         None

James A. Ashford       1996     $257,895     None     $50,000       None       None      None         None
Vice-President         1995     $172,704     None     $50,000       None       None      None         None
                       1994     $153,215     None     $45,000       None       None      None         None

Frank  Webster         1996     $127,661     None     None           None      None      None         None
Vice-President         1995     $138,381     None     None           None      None      None         None
                       1994     $108,810     None     None           None      None      None         None

The column entitled "All Other Compensation" was omitted because there was none paid during the relevant periods.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                     None

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                                     None

            LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
                                     None

   EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                 ARRANGEMENTS
                                     None

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Anthony R. Lazzara, Chairman of the Board of Directors is a member of the Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

     During 1996, the Compensation Committee of the Board of Directors (the "Committee") included Anthony R. Lazzara, Carl H. Frei and Bernard J. Ploshay. The Committee is responsible for administering the Company's compensation and employee benefit plans. In addition to setting policies regarding compensation of all employees, the Committee reviews and approves compensation for the executive officers. Decisions made by the Compensation Committee relating to compensation of executive officers are reviewed by the full Board of Directors.

     The company's executive compensation policies have been developed to meet the following objectives:

     1. Attract and retain executives critical to the Company's long-term success

     2. Reward key executives for their contributions to the development and successful execution of strategies relevant to their functional responsibilities: and

     3. Motivate key executives to make decisions and take actions that achieve the Company's strategic performance goals and increase the long-term value of the Common Stock

     Base salaries for all executives are reviewed annually. In evaluating executive salaries, the Committee considers the American Electronics Association Executive Compensation surveys of compensation paid at companies of similar size and geographic location. The Committee also considers the officer's individual performance during the prior year. Factors that affect an officer's performance rating focus on the executive's success in contributing to the Company's short- and long-term objectives. Short-term objectives include sales growth from new and existing products and levels of gross profit and gross margin, operating income and operating income margin, and net earnings and net earnings margin. Long-term objectives include the timely development of new products, enhancements and improvements to existing products, identification of new markets for the Company's products, development and execution of plans to address identified market opportunities, adequate control over and the efficiencies of the Company's assets, and share price appreciation. The Company does not set relative weights to the factors it considers in establishing base salaries. In establishing the Chief Executive Officers compensation, the Committee pursues the same objectives and policies that apply to the Company's other executive officers.

                                                   COMPENSATION COMMITTEE
                                                   Anthony R. Lazzara
                                                   Carl H. Frei
                                                   Bernard J. Ploshay

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to shareholders of the Common Stock with the cumulative total return of the NASDAQ Stock Market and the Index of NASDAQ Non-Financial Stocks for the period beginning on December 31, 1991.

                       Compares 5-Year Cumulative Return
                      Among Scientific Technologies Inc.,
         NASDAQ Non Financial Stocks Index and the NASDAQ Stock Market

                                              FISCAL YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------------
                                  1991      1992      1993      1994      1995      1996
                                 -------   -------   -------   -------   -------   -------
Scientific Technology Inc.       $100.00   $131.82   $436.36   $309.09   $836.36   $545.45
NASDAQ Stock Market              $100.00   $116.38   $133.59   $130.59   $194.67   $227.16
NASDAQ Non Financial Stocks      $100.00   $109.39   $126.30   $121.44   $169.24   $205.63

Assumes $100 invested on December 31, 1991 in the Common Stock, the NASDAQ Stock Market and the NASDAQ Non-Financial stocks, with all dividends reinvested. Stock price performance shown above for the Common Stock is historical and not necessarily indicative future price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Scientific Technology Incorporated provides certain management, marketing and sales services to the Company. The costs are allocated to the Company based on the percentage of the Company's sales to total sales of the Parent and its subsidiaries. The amount allocated to the Company for 1996 was $949,000.

     The Company leases approximately 70,000 square feet in a 95,000 square foot facility owned by the Parent. The lease term is for ten years. Overhead costs are allocated primarily on the basis of square footage utilized.

     Additionally, the Parent manages the Company's cash. The Company utilizes a payable to Parent account to record activity including cash received, cash disbursed and amounts owed to the Parent for allocated charges and dividends. The net effect of transactions with the Parent resulted in a zero balance at December 31, 1996. The Company pays interest on payables to Parent at the Company's average interest rate on bank borrowings. Interest expense amounted to $42,000 in 1996.

     Certain of the Company's officers are employed by the Parent. In addition, the Company employs certain officers directly.

            PROPOSAL FOR THE RATIFICATION OF APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)

     Unless instructed to the contrary, shares represented by a duly executed proxy in the form accompanying this Proxy Statement will be voted for the ratification of the appointment of Price Waterhouse LLP as auditors of the Company for 1997. Price Waterhouse has audited the accounts of the Company since 1984. In the event this ratification of the appointment of Price Waterhouse LLP is not approved by a majority of the votes cast, the selection of other auditors will be considered and determined by the Board of Directors. The Board of Directors has unanimously approved the appointment of Price Waterhouse LLP as auditors of the Company and its subsidiaries.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL

                           PROPOSALS OF SHAREHOLDERS

The Company's next Annual Meeting of Shareholders is Scheduled for May 21, 1998. An eligible shareholder who desires to have a qualified proposal considered for presentation at that annual meeting of shareholders and for inclusion in the Company's Proxy Statement for that annual meeting must submit the proposal in writing at its principal executive offices no later than December 19, 1997.

                            SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors. Proxies may be solicited by directors, executive officers and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, telephone, telegraph, facsimile transmission or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for their reasonable expenses in forwarding soliciting materials to their principals. All costs of solicitation of proxies will be paid by the Company.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the Annual Meeting, the holders of the proxies will act in respect thereto in accordance with their best judgment.

     Copies of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996 are being mailed to shareholders, together with this Proxy Statement, the Proxy and the Notice of Annual Meeting of Shareholders. Additional copies may be obtained from the Secretary of the Company, 6550 Dumbarton Circle, Fremont, California 94555.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              James A. Lazzara
                                              Secretary

Fremont, California
April 22, 1997

PROXY

ANNUAL MEETING OF SHAREHOLDERS - MAY 22, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Scientific Technologies Incorporated (the "Company") hereby appoints James A. Lazzara and Joseph J. Lazzara, and each of them, proxies with full power of substitution to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 22, 1997 at 4:00 p.m., or at any adjournment(s) thereof, with all the power the undersigned would possess if personally present, with respect to the following:

The Board of Directors recommends a vote FOR each of the following:

1.   Election of Directors

          Nominees:


          Anthony R. Lazzara  Joseph J. Lazzara  James A. Lazzara
          James A. Ashford    Carl H. Frei       Bernard J. Ploshay


          __   FOR all nominees listed above (except authority to vote is withheld for the names crossed off above (if any))

          __   WITHHOLD AUTHORITY to vote for all nominees listed above.


2. Ratification of the appointment of Price Waterhouse LLP as the independent accountants of the Company for the current fiscal year ending December 31, 1997.

     ___ FOR   ___ AGAINST  ___ ABSTAIN


     This Proxy will be voted as directed, or if no direction is indicated, will be voted "FOR" all nominees in item 1 and "FOR" item 2. If any other business properly comes before the meeting, this proxy will be voted in accordance with the recommendations of management.

                 (Continued and to be signed on the other side)

                          (Continued from other side)


     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting of Shareholders, Proxy Statement dated April 22, 1997, and the Company's 1996 Annual Report. The undersigned hereby revokes any proxy or proxies heretofore given.

Date:________________________, 1997

Signature of Shareholder(s)

___________________________________

___________________________________

___________________________________

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.